SUPPLEMENT TO THE APRIL 30, 2021 PROSPECTUS

OF FIDELITY RETIREMENT RESERVES®

ISSUED BY FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (“FILI”)

Effective August 6, 2021, the sixth sentence under “Premium Taxes” within the “CHARGES” section is replaced with the following:

Colorado, Maine, South Dakota and Wyoming currently require us to pay a premium tax upon receipt of your purchase payment on Non-qualified Contracts.

NRR-21-01
1.9903970.100	August 6, 2021